Exhibit 99.1

Teladoc Health Announces Shareholder Approvals in Merger with Livongo

October 29, 2020, Purchase, NY – Teladoc Health (TDOC), the global leader in whole person virtual care, today announced that its shareholders have overwhelmingly showed their support for the merger with Livongo (LVGO) by voting to approve the Teladoc Health charter amendment and share issuance.

During Teladoc Health’s Special Meeting of shareholders held earlier today, Teladoc Health’s shareholders approved the Teladoc Health charter amendment and share issuance, with more than 99 percent of the votes cast being voted in favor of the proposals. The final vote results will be filed in a Form 8-K with the Securities and Exchange Commission.

In a separate Special Meeting of shareholders held earlier today, Livongo shareholders approved the merger agreement, with more than 99 percent of the votes cast being voted in favor of the proposal.

“We are pleased that our shareholders overwhelmingly support this transformative opportunity to deliver, enable and empower true whole person health,” said Jason Gorevic, CEO of Teladoc Health. “By combining with Livongo, Teladoc Health will be able to connect consumers and health care professionals from hospital to home with data insights and personalized support that deliver better health outcomes. We are excited to move another big step closer to making this vision a reality.”

About Teladoc Health

Teladoc Health is transforming how people experience healthcare and empowering people everywhere to live healthier lives. Recognized as the world leader in virtual care, Teladoc Health directly delivers millions of medical visits across 175 countries each year through the Teladoc Health Medical Group and enables patient and provider touchpoints for hospitals, health systems and physician practices globally. Ranked Best in KLAS for Virtual Care Platforms in 2020, Teladoc Health leverages more than a decade of expertise and real-time insights to meet the growing virtual care needs of consumers and healthcare professionals. For more information, please visit www.teladochealth.com or follow @TeladocHealth on Twitter.

Contacts

Teladoc Health - Investors
Patrick Feeley pfeeley@teladochealth.com 914-265-7925

Teladoc Health - Media
Chris Stenrud pr@teladochealth.com 860-491-8821

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Teladoc Health, Inc. (“Teladoc”) and Livongo Health, Inc. (“Livongo”), including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated synergies, projected financial information and future opportunities) and any other statements regarding Teladoc’s and Livongo’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar expressions. All such forward-looking statements are based on current expectations of Teladoc’s and Livongo’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that the anticipated U.S. federal income tax treatment of the transaction is not obtained; litigation relating to the potential transaction that have been or could be instituted against Teladoc, Livongo or their respective directors; the effects of disruption to Teladoc’s or Livongo’s respective businesses; restrictions during the pendency of the potential transaction that may impact Teladoc’s or Livongo’s ability to pursue certain business opportunities or strategic transactions; the effect of this communication on Teladoc’s or Livongo’s stock prices; transaction costs; Teladoc’s ability to achieve the benefits from the proposed transaction; Teladoc’s ability to effectively integrate acquired operations into its own operations; the ability of Teladoc or Livongo to retain and hire key personnel; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include the effects of industry, market, economic, political or regulatory conditions outside of Teladoc’s or Livongo’s control (including public health crises, such as pandemics and epidemics); changes in laws and regulations applicable to Teladoc’s business model; changes in market conditions and receptivity to Teladoc’s services and offerings; results of litigation; the loss of one or more key clients of Teladoc (including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the potential transaction); changes to Teladoc’s abilities to recruit and retain qualified providers into its network; the impact of the COVID-19 pandemic on the parties’ business and general economic conditions; risks regarding Livongo’s ability to retain clients and sell additional solutions to new and existing clients; Livongo’s ability to attract and enroll new members; the growth and success of Livongo’s partners and reseller relationships; Livongo’s ability to estimate the size of its target market; uncertainty in the healthcare regulatory environment; and the factors set forth under the heading “Risk Factors” of Teladoc’s Annual Report and Livongo’s Annual Report, in each case on Form 10-K, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the potential transaction, are more fully discussed in the joint proxy statement/prospectus filed with the SEC in connection with the proposed transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Neither Teladoc nor Livongo assumes any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.